UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

Trio Petroleum Corp
(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, Suite 304

Malibu, CA 90265

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPET	The NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Asset Purchase Transaction with Novacor Exploration Ltd.

As of December 30, 2025, Trio Petroleum Corp, a Delaware corporation (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Trio Petroleum Canada, Corp., an Alberta, Canada corporation and a wholly owned subsidiary of the Company (the “Buyer” or “Trio Canada”), and Novacor Exploration Ltd., a corporation incorporated under the Canada Business Corporations Act (the “Seller”), pursuant to which, subject to the terms and conditions set forth in the APA, the Buyer agreed to acquire certain assets of Seller relating to Seller’s oil and gas business, including certain contracts, leases and permits for working interests in petroleum and natural gas and mineral rights located in the Lloydminster, Saskatchewan heavy oil region in Canada (collectively, the “Assets”), free and clear of any liens other than certain specified liabilities of Seller that are being assumed (collectively, the “Liabilities” and such acquisition of the Assets and assumption of the Liabilities together, the “Transaction”) for a total purchase price of CD$1 Million (US$730,300 based on the applicable exchange rate to U.S. Dollars). The Company issued to Seller 912,875 restricted shares (the “Shares”) of common stock, par value US$0.0001 per share (the “Common Stock”), of the Company, subject to certain registration rights (the “Purchase Price”).

The Transaction was closed on December 30, 2025, simultaneously with the execution by the Company, Trio Canada and the Seller of the APA and other transaction documents (the “Closing”). At the Closing, title to the Assets was delivered to the Buyer, and the Company commenced the process to deliver the Shares to the Seller.

Following the Closing, (i) operating costs for the Assets shall, for a period of two (2) years, be held at the levels detailed in the auditor’s report over the eighteen (18) month period prior to the Closing, prepared for the Buyer on the basis of the due diligence materials provided by the Seller to the Buyer in connection with the Transaction, unless mutually agreed otherwise; (ii) after such two-year period, operating costs shall remain competitive with other operators in the area; and (iii) the Buyer shall be entitled to terminate the Seller’s post-Closing actions at any time on 30 days’ prior written notice to the Seller.

After the Closing, with respect to the Assets, the Seller shall act as the on-site operator of the Assets and perform all work and services as provided in the APA.

The foregoing summary of the APA is not complete and is qualified in its entirety by reference to the full text of the APA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The representations, warranties and covenants set forth in the APA have been made only for purposes of the APA and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the APA instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the APA may change after the date of the APA. Accordingly, the APA is included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, its subsidiary, the Assets or Liabilities, or the Company’s or its subsidiary’ respective businesses as of the date of the APA or as of any other date.

Registration Rights Agreement

On December 30, 2025, the Company and the Seller executed and entered into a Registration Rights Agreement with respect to the Shares (the “RRA”). Pursuant to the provisions of the RRA, the Seller is entitled to certain “piggyback” registration rights, with respect to the Registrable Securities (as such term is defined in the RRA), providing the Seller with the right to include the Registrable Securities in a registration statement filed by the Company for the registration of its securities and/or the resale of shares of Common Stock by other stockholders of the Company (a “Piggyback Registration Statement”), subject to certain limitations and restrictions. In the event that the Registrable Securities are not included in a Piggyback Registration Statement filed by the Company with the Securities and Exchange Commission (“SEC”) on or before March 31, 2026, the Company is obligated to file a registration statement on or before March 31, 2026, to register the resale of the Registrable Securities, subject to certain limitations and restrictions. The Company has agreed to pay all fees relating to the registration of the Registrable Securities, except any broker or similar commissions payable by a holder of Registrable Securities.

The foregoing summary of the RRA is not complete and is qualified in its entirety by reference to the full text of the RRA, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sale of Equity Securities

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. Based in part upon the representations of the Seller in the APA, the issuance and sale of Common Stock pursuant to the APA to the Seller as the Purchase Price in the Transaction was made in a private placement transaction exempt for registration in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws.

None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01 Regulation FD

On January 5, 2026, the Company issued a press release announcing the signing of the APA and the RRA. A copy of such release is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Asset Purchase Agreement, dated as of December 30, 2025, by and among, Trio Petroleum Corp, Trio Petroleum Canada, Corp. and Novacor Exploration Ltd.
10.2	Registration Rights Agreement, dated as of December 30, 2025, by and between, Trio Petroleum Corp and Novacor Exploration Ltd.
99.1	Press release, dated January 5, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(6) of Regulation S-K. The Company hereby agrees to furnish a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio Petroleum Corp

Date: January 5, 2026	By:	/s/ Robin Ross
	Name:	Robin Ross
	Title:	Chief Executive Officer